UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 13, 2018

(Date of earliest event reported)

U.S. PRECIOUS METALS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer I.D. No.)

 516 Route 33 West

Building 2, Suite 1

Millstone Township, New Jersey 08535

 (Address of Principal Executive Offices)

413-655-1558

 (Registrant's telephone number, including area code)

1825 Ponce De Leon Blvd, Ste 178

Coral Gables, Florida 33134

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

A. Please refer to the letter from Mr. Joseph Spano, President of the Company, dated as of this date, to Mr. John Leufray. The letter to Mr. Leufray is attached as Exhibit 99.1

B. On September 13, 2018, the Company received from the Securities and Exchange Commission (“Commission”) an Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) Of the Securities Exchange Act of 1934 (“Order”).  The Company has been delinquent in its filing requirements under the Securities Exchange Act (“Exchange Act”). The Order calls for an administrative hearing and for the Company to file any defenses as to why its trading should not be suspended and registration revoked under the Exchange Act. The Order is attached as Exhibit 99.2.

C. On January 22, 2018, the Company filed Form 8-K (Item 8.01. Other Events) under titled Legal Action Against Former CEO & CFO. The disclosure stated that on January 2, 2018, the Company filed a legal action against the Company’s former CEO and Chairman, Gennaro “Jerry” Pane, and its former CFO, David Cutler. The lawsuit against defendants asserted multiple causes of action for conduct and practices regarding the time of their governance and sought damages on various grounds. The litigation was filed in the Circuit Court of Miami-Dade County, Florida under the caption: U.S. Precious Metals, Inc. vs. Gennaro “Jerry” Pane, David Cutler, Does 1-5 Roes 1-2 (Circuit Court 11th Judicial District, Miami Dade County, Florida-Case No: 18-00003 CA 01).

On April 12, 2018, the above legal action was dismissed without prejudice and voided by the court.

D. The Company had previously posted a Warning Notice to Shareholders on the its web-site (uspr-holdings.com) which referred to a lawsuit by Mr. Keith Ritson against Mr. Jerry Pane.  That lawsuit (Keith Ritson v. Gennaro “Jerry” Pane Superior Court of New Jersey, Ocean County, Civil Law Division, Docket L58.18) was dismissed without prejudice on July 2, 2018.

The above statements concerning the Order is qualified in its entirety by reference to the full text of the Order which is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

Exhibit Index

99.1 – Letter dated September 18, 2018 to John Leufray from Joseph Spano.

99.2 – Letter dated September 12, 2018 from the Securities and Exchange Commission to the Company and Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) Of the Securities Exchange Act of 1934 from the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US PRECIOUS METALS, INC.

(Registrant)

/s/ Joseph Spano

Joseph Spano

Acting Chief Executive Officer

Date: September 18, 2018

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